UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 1, 2025

EVENTBRITE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

95 Third Street, 2nd Floor

San Francisco, California 94103

(Address of principal executive offices) (Zip Code)

(415) 692-7779

(Registrant’s telephone number, include area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 1, 2025, Eventbrite, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bending Spoons US Inc., a Delaware corporation (“Parent”) and a wholly owned subsidiary of Bending Spoons S.p.A. (“Bending Spoons”), and Everest Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”). Capitalized terms used herein without definitions will have the meanings specified in the Merger Agreement.

The Board of Directors of the Company (the “Board”) has unanimously approved the Merger and the other transactions contemplated thereby (collectively, the “Transactions”) and the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, each share of Class A common stock, par value $0.00001 per share, of the Company (the “Class A Common Stock”) and each share of Class B common stock, par value $0.00001 per share, of the Company (the “Class B Common Stock”, and together with the Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (subject to certain exceptions for dissenting shares and shares to be canceled or converted) shall be converted into the right to receive $4.50 in cash, without interest and subject to applicable withholding taxes (the “Merger Consideration”).

Pursuant to the Merger Agreement, at the Effective Time, each option to purchase Shares granted under a Company Equity Plan (each, a “Company Option”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) will be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company Option. However, any Company Option for which the exercise price exceeds the Merger Consideration (whether vested or unvested) will be cancelled and converted into the right to receive (without interest) an amount in cash determined based on a Black-Scholes model.

In addition, at the Effective Time, each time-based Company restricted stock unit granted under a Company Equity Plan (including Company deferred restricted stock units, each a “Company RSU”) that is outstanding immediately prior to the Effective Time (whether vested or unvested) will be cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of Shares underlying such Company RSU, multiplied by (y) the Merger Consideration.

Moreover, at the Effective Time, each Company restricted stock unit granted under a Company Equity Plan that was granted subject to performance-based vesting conditions (each, a “Company PSU”) that is outstanding immediately prior to the Effective Time (whether vested or unvested) will be cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of Shares underlying such Company PSU (with performance achievement assessed at target (or, with respect to any performance period that has been completed prior to the Effective Time, actual performance in accordance with the applicable Company PSU, if higher than target)), multiplied by (y) the Merger Consideration.

Closing Conditions

Consummation of the Merger is subject to the satisfaction or waiver of certain customary conditions, including, without limitation, (1) the approval by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote (the “Company Stockholder Approval”) at a meeting of the Company’s stockholders to approve the Merger (the “Stockholder Meeting”), (2) the absence of any law or order, issued by a court or governmental entity of competent jurisdiction, restraining, enjoining, prohibiting or preventing the consummation of the Merger, and (3) the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Each party’s obligation to consummate the Merger is subject to certain other conditions, including (1) the accuracy of the other party’s representations and warranties and (2) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Representations, Warranties and Covenants

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants, including with respect to, among other things, the operation of the business of the Company and its subsidiaries prior to the closing, convening and holding the Stockholder Meeting and, subject to certain customary exceptions, recommending that the Company’s stockholders vote to adopt the Merger Agreement and approve the Merger at the Stockholder Meeting. In addition, the Merger Agreement contains a customary “no shop” provision that generally prohibits the Company from soliciting alternative acquisition proposals, and subject to a customary “fiduciary out” exception, providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals.

Regulatory Efforts

The parties have agreed to use their respective reasonable best efforts to take all actions necessary under the Merger Agreement and applicable laws to consummate the Merger, including obtaining all necessary waivers, approvals, orders and authorizations from governmental entities (including under the HSR Act), subject to certain limitations as provided therein.

Termination

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to certain limitations, the Merger Agreement may be terminated by either Parent or the Company if (i) the Company Stockholder Approval is not obtained, (ii) any court of competent jurisdiction or other governmental entity enacts, issues or promulgates any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such law, order or other action becomes final and non-appealable or (iii) the Effective Time has not occurred on or before 11:59 p.m., Pacific time, on June 1, 2026 (the “Outside Date”), subject to one three (3)-month extension in accordance with the terms of the Merger Agreement.

In addition, Parent may terminate the Merger Agreement (a) prior to the receipt of the Company Stockholder Approval, in the event that a Company Board Recommendation Change occurred or the Company willfully and materially breached its “no shop” covenant and (b) if the Company has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of the Company’s representations and warranties or performance of covenants would fail to be satisfied (subject to a thirty (30)-day cure period). In addition, the Company may terminate the Merger Agreement if (a) prior to the receipt of the Company Stockholder Approval, (i) the Company received a Superior Proposal, (ii) the Board authorized the Company to enter into the definitive agreement contemplated by such Superior Proposal, (iii) the Company has complied with the “no shop” provision of the Merger Agreement, and (iv) substantially concurrently with such termination, the Company pays Parent a termination fee of $14,400,000; and (b) Parent or Merger Sub has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of Parent’s or Merger Sub’s representations and warranties or performance of covenants would fail to be satisfied (subject to a thirty (30)-day cure period).

If the Merger Agreement is terminated by Parent if the Board has effected a Company Board Recommendation Change or if (a) the Merger Agreement is terminated by (i) either the Company or Parent if the Company Stockholder Approval is not obtained at the Stockholder Meeting, (ii) either the Company or Parent if the Merger has not been consummated on or before the Outside Date (as may be extended) or (iii) Parent if the Company has breached any representation, warranty or covenant, such that the conditions relating to the accuracy of Company’s representations and warranties or performance of covenants would fail to be satisfied, (b) an Acquisition Proposal has been publicly announced and not withdrawn prior to, in the case of termination due to clause (i) above, the date of the Stockholder Meeting or, in the case of termination due to clauses (ii) or (iii) above, prior to the date of termination and (c) within twelve (12) months of the termination of the Merger Agreement, the Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Transaction, then in each case, the Company shall be obligated to pay the termination fee of $14,400,000.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, certain stockholders of the Company, including Julia Hartz, Kevin Hartz and their respective trusts and holding entities, entered into a stockholder voting and support agreement with Parent (the “Voting and Support Agreement”), pursuant to which, among other things, such stockholders have agreed, subject to the terms thereof, to vote, or cause to be voted, all of their shares of Company Common Stock in favor of the authorization and approval of the Merger Agreement and the Merger and other transactions contemplated thereby.

The foregoing summary of the Merger Agreement and the Voting and Support Agreement is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the full text of the Voting and Support Agreement, a copy of which is attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.

A copy of the Merger Agreement and the Voting and Support Agreement have been included with this filing only to provide investors with information regarding their terms and are not intended to provide investors with any other factual information regarding the Company or its business.

The representations, warranties, covenants and agreements of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) except for certain representations and warranties, certain matters set forth in the Company’s filings with the Securities and Exchange Commission prior to the date of the Merger Agreement and (b) confidential disclosures made to Parent and Merger Sub in the disclosure schedule delivered in connection with the Merger Agreement; (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement and, in the event that the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Important Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Parent, the Company will file with the Securities Exchange Commission (the “SEC”) a Proxy Statement (as defined below), the definitive version of which will be sent or provided to Company stockholders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at https://investor.eventbrite.com or by contacting the Company’s Investor Relations Team at:

Eventbrite, Inc.

Attention: Investor Relations

95 Third Street, 2nd Floor

San Francisco, California 94103

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on the Company’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements related to the proposed merger of the Company and its consolidated subsidiaries with Parent (the “Transaction”), including estimates and statements regarding the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans, or intentions. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) any potential litigation relating to the Transaction that could be instituted against Bending Spoons, the Company or their respective directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations and employee retention, and the Company’s ability to implement its business strategy; (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (v) legislative, regulatory and economic developments affecting the Company’s business; (vi) general macroeconomic and geopolitical environment and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (x) significant transaction costs associated with the Transaction; (xi) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee and/or other expenses; (xiii) the ability of Bending Spoons to successfully integrate the Company’s operations, product lines and services; (xiv) the risks and uncertainties pertaining to the Company’s business, including those set forth in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K and Part II, Item 1A of the Company’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the SEC; and (xv) the risks and uncertainties that will be described in a definitive proxy statement (the “Proxy Statement”) available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly provide revisions or updates to any of forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of December 1, 2025, by and among Bending Spoons US Inc., Everest Merger Sub Inc. and Eventbrite, Inc.

10.1	Stockholder Voting and Support Agreement, dated as of December 1, 2025, by and among Bending Spoons US Inc. and each of the stockholders set forth therein.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2025	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer